The Brinsmere Fund - Growth ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.8% (a)	Shares	Value
Commodities Broad Basket - 2.9%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	579,226	$8,138,125

Domestic Equity - 66.9%
Invesco QQQ Trust Series 1	15,573	7,461,180
iShares Core S&P Mid-Cap ETF	112,119	6,561,204
Real Estate Select Sector SPDR Fund	197,076	7,569,689
SPDR S&P 500 ETF Trust	36,168	19,683,349
Vanguard Growth ETF	73,067	27,327,789
Vanguard High Dividend Yield ETF	77,733	9,219,134
Vanguard Mega Cap Growth ETF	47,824	15,026,779
Vanguard Small-Cap ETF	69,998	15,262,364
Vanguard Total Stock Market ETF	180,646	48,324,611
Vanguard Value ETF	185,629	29,776,748
		186,212,847

Domestic Fixed Income - 20.2%
iShares iBoxx $ High Yield Corporate Bond ETF	15,830	1,221,126
iShares Short Treasury Bond ETF	22,441	2,479,730
iShares TIPS Bond ETF	23,157	2,472,704
Vanguard Intermediate-Term Corporate Bond ETF	95,750	7,653,298
Vanguard Short-Term Bond ETF	161,804	12,410,367
Vanguard Short-Term Corporate Bond ETF	21,410	1,654,458
Vanguard Short-Term Treasury ETF	423,514	24,559,577
Vanguard Total Bond Market ETF	52,118	3,755,102
		56,206,362

Foreign Equity - 9.8%
iShares MSCI China ETF	321,508	13,557,992
Vanguard FTSE Europe ETF	207,502	13,854,909
		27,412,901
TOTAL EXCHANGE TRADED FUNDS (Cost $250,928,195)		277,970,235

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%	Shares
First American Treasury Obligations Fund - Class X, 5.21%(b)	1,401,449	1,401,449
TOTAL SHORT-TERM INVESTMENTS (Cost $1,401,449)		1,401,449

TOTAL INVESTMENTS - 100.3% (Cost $252,329,644)		$279,371,684
Liabilities in Excess of Other Assets - (0.3)%		(800,232)
TOTAL NET ASSETS - 100.0%		$278,571,452

Percentages are stated as a percent of net assets. The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure at June 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$277,970,235	$–	$–	$277,970,235
Money Market Funds	1,401,449	–	–	1,401,449
Total Investments	$279,371,684	$–	$–	$279,371,684

See Schedule of Investments for further disaggregation of investment categories. During the period ended June 30, 2024, the Fund did not recognize any transfers in to or from Level 3.